UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2020

Annual Report

to Shareholders

DWS High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
32	Statement of Assets and Liabilities
34	Statement of Operations
35	Statements of Changes in Net Assets
36	Financial Highlights

43	Notes to Financial Statements
57	Report of Independent Registered Public Accounting Firm
59	Information About Your Fund’s Expenses
60	Tax Information
61	Advisory Agreement Board Considerations and Fee Evaluation
66	Board Members and Officers
71	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS High Income Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS High Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 13 for more complete performance information.

Investment Strategy and Process

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in high-yield bonds.

The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

•	Analyzes economic conditions for improving or undervalued sectors and industries

•	Uses independent credit research to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential

•	Assesses new offerings versus secondary market opportunities

•	Seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credit

Class A shares of the Fund returned 2.72% (unadjusted for sales charges) during the 12-month period that ended on September 30, 2020, outperforming both the 2.22% return of the ICE BofA ML US High Yield Index (“the Index”) and the 1.33% average return of the funds in its Morningstar peer group, High Yield Bond. The Fund also outpaced its peers in the five- and 10-year periods that ended on the same date.

The U.S. high-yield market produced a positive return in the past 12 months despite the disruptive impact that COVID-19 had on both the

4	|	DWS High Income Fund

U.S. economy and investor sentiment. The Index fell 13.13% in the first quarter of 2020, its worst showing in a calendar quarter since the fourth quarter of 2008, as the prospect of slowing growth led to a sharp sell-off in higher-risk assets. The U.S. government responded to the pandemic by implementing unprecedented fiscal and monetary relief designed to avoid a prolonged recession. In addition, the U.S. Federal Reserve (Fed) announced it would intervene directly in the high-yield market through the purchase of exchange-traded funds and individual securities. These measures touched off a rally that lasted through the end of August and enabled the Index to regain all of the ground it had lost in the prior sell-off.

Consistent with the high level of market volatility, yield spreads experienced a series of large moves throughout the period. The ICE BofA Merrill Lynch US High Yield Option-Adjusted Spread — which measures the difference between yields on high-yield bonds and equivalent Treasuries — began the period at 402 basis points (4.02 percentage points) and fell to a low of 338 on January 20, 2020. Spreads surged in the subsequent sell-off, reaching a peak of 1087 basis points on March 23. As liquidity conditions improved and the markets regained confidence, the yield spread gradually declined to finish the period at 541.

“We believe the Fund’s higher-quality bias is the appropriate way to navigate the current disruptions and identify select high-yield investments with the potential for favorable risk-adjusted total returns.”

The spread movements occurred against a backdrop of sharply declining U.S. Treasury yields. The Fed’s decision to reduce short-term interest rates near zero and restart of a number of quantitative easing measures caused yields to fall dramatically across the curve. The 10-year U.S. Treasury note closed the period at 0.69%, well below its level of 1.68% on September 30, 2019.

Supply-and-demand factors were a net positive for market performance. New issuance rose 89% versus the previous 12 months, with the bulk of the increase occurring in the second half of the period. During this time, sentiment recovered and issuers sought to access the market in order to bolster their balance sheets and/or extend maturities to cope with the economic difficulties associated with the coronavirus. Demand was more than sufficient to offset the increase in new-issue supply. The U.S. high

DWS High Income Fund	|	5

yield market experienced inflows of about $39.2 billion over the course of the period, with positive flows in the second and third calendar quarter of 2020 outweighing the effect of the outflows that occurred in the sell-off.

BB rated bonds were the strongest performers among three major credit tiers represented in the index. B rated issues were the next-best performers, but lower-rated CCC securities finished with a negative return. The relative strength in BBs reflected investors’ preference for higher-rated bonds, as the economic disruption caused by COVID-19 was expected to have a larger impact on lower-rated issuers with weaker credit profiles.

Contributors and Detractors

Security selection made the largest contribution to Fund performance, while sector allocation had a smaller, but nonetheless positive, effect. With respect to allocation, overweights in the electricity generation and metals/mining industries contributed positively, but underweights in the home construction and information technology industries detracted. From a ratings perspective, an underweight in bonds rated CCC and below was an important contributor to relative performance.

Among individual positions, an overweight in the French telecommunications firm Altice* was a top contributor. The bonds rallied after the company reported solid profitability despite the impact of the coronavirus. Additionally, its management reiterated a plan to meet leverage reduction goals. An underweight position in the unsecured debt of Frontier Communications Corp., a residential and business telecommunications firm, further aided performance. The bonds declined in value after the company missed an interest payment and subsequently filed for bankruptcy in the third quarter of 2020. An overweight in the food and beverage company JBS U.S.A. was an additional contributor of note. The company reported solid financial results driven in part by increasing pork exports to China, and it announced plans to redeem debt in what is considered an effort to obtain an investment-grade rating.

An overweight in the oil and gas exploration company Oasis Petroleum**, detracted from performance. The price of the Oasis’ bonds declined as weaker oil prices reduced the company’s financial viability, resulting in a ratings downgrade. The company ultimately filed for bankruptcy. An overweight in Nustar Logistics LP, an energy midstream company that

6	|	DWS High Income Fund

operates pipelines and storage facilities, also detracted. The bonds lost ground as the decline in oil prices suppressed drilling activity and negatively impacted Nustar’s revenue, profitability, and credit metrics. A position in Shelf Drilling Holdings**, a provider of shallow-water drilling services to the oil and gas industry, was an additional detractor. The company suffered increased financial difficulty as customers terminated or suspended contracts for its offshore jack-up drilling rigs, causing its debt to be downgraded by two rating agencies.

The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which did not have a material effect on performance. While we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.

Outlook and Positioning

We retain a constructive view on the U.S. high-yield market, but there is still a great deal of uncertainty as to the trajectory of the pandemic and the near- to intermediate-term economic impact of efforts to control the spread of the virus. The recent uptick in infections in certain parts of the country threatens to reverse re-opening initiatives and cause further economic disruption. While we expect regional and episodic COVID-19 outbreaks will continue, especially as the winter months approach, we do not anticipate a return to large-scale shutdowns. Ultimately, we believe market volatility will remain elevated until an effective vaccine is widely administered and virus transmission rates become negligible.

Although the price of crude oil rose in the second half of the period, it remained below what is believed to be the cost of production for most U.S. companies. We therefore expect that high-yield energy issuers will continue to face challenging conditions and experience higher default rates.

The Fed and government policymakers successfully initiated a broad range of relief and stimulus packages in the second quarter, but concerns arose in September that more support would be needed for the economic recovery to continue. We anticipate that the Fed will continue to take the necessary steps to support market liquidity. However, we believe that without a clear path to additional stimulus, the recovery will be weaker, more prolonged, and accompanied by higher levels of market volatility.

In this environment, we remain focused on using fundamental credit analysis to identify companies with sound business fundamentals and

DWS High Income Fund	|	7

adequate liquidity. In addition, we seek to recognize broader investment themes that can lead to opportunities from sector allocation. Specifically, we are striving to identify sectors that are more recession-resistant, as well as those likely to snap back the fastest in a recovery. We believe the Fund’s higher-quality bias is the appropriate way to navigate the current disruptions and identify select high-yield investments with the potential for favorable risk-adjusted total returns.

*	Includes Altice Financing SA, Altice France Holding SA, and Altice France SA

**	Not held at September 30, 2020

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit – Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Lonnie Fox, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS High Income Fund

Terms to Know

ICE BofA ML US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The Morningstar High Yield Bond category portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. It is not possible to invest directly in a Morningstar category. The one-, five-, and 10-year average annual total returns for the Morningstar High Yield Bond category were 1.33%, 5.18%, and 5.29%.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

The ICE BofA Merrill Lynch US High Yield Option-Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in a fund.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.

DWS High Income Fund	|	9

Performance Summary	September 30, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	2.72%	6.14%	5.85%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.91%	5.17%	5.37%
ICE BofAML US High Yield Index†	2.22%	6.60%	6.27%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	2.71%	6.12%	5.80%
Adjusted for the Maximum Sales Charge (max 2.50% load)	0.14%	5.58%	5.53%
ICE BofAML US High Yield Index†	2.22%	6.60%	6.27%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	1.91%	5.31%	5.06%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.91%	5.31%	5.06%
ICE BofAML US High Yield Index†	2.22%	6.60%	6.27%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	2.38%	5.77%	5.48%
ICE BofAML US High Yield Index†	2.22%	6.60%	6.27%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/20
No Sales Charges	3.01%	6.42%	4.20%
ICE BofAML US High Yield Index†	2.22%	6.60%	4.42%

10	|	DWS High Income Fund

Class S	1-Year	5-Year	Life of Class**

Average Annual Total Returns as of 9/30/20
No Sales Charges	2.91%	6.31%	5.47%
ICE BofAML US High Yield Index†	2.22%	6.60%	5.80%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	2.96%	6.38%	6.14%
ICE BofAML US High Yield Index†	2.22%	6.60%	6.27%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020 are 0.96%, 0.98%, 1.74%, 1.37%, 0.69%, 0.76% and 0.73% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class A shares of DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS High Income Fund	|	11

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

**	Class S shares commenced operations on May 1, 2012.

†	ICE BofAML US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

12	|	DWS High Income Fund

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
9/30/20	$4.65	$4.66	$4.66	$4.65	$4.66	$4.66	$4.66
9/30/19	$4.75	$4.76	$4.76	$4.75	$4.76	$4.76	$4.76

Distribution Information as of 9/30/20
Income Dividends, Twelve Months	$.22	$.22	$.18	$.20	$.23	$.23	$.23
September Income Dividend	$.0179	$.0178	$.0148	$.0166	$.0189	$.0186	$.0188
SEC 30-day Yield‡‡	3.65%	3.72%	3.06%	3.47%	4.10%	4.05%	4.06%
Current Annualized Distribution Rate‡‡	4.62%	4.58%	3.81%	4.28%	4.87%	4.79%	4.84%

‡‡

The SEC yield is net investment income per share earned over the month ended September 30, 2020, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.41% for Class R shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.22% for Class R shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS High Income Fund	|	13

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/20	9/30/19
Corporate Bonds	96%	94%
Cash Equivalents	3%	6%
Loan Participations and Assignments	1%	0%
Government & Agency Obligations	0%	0%
Convertible Bonds	0%	0%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Asset allocation excludes derivatives.

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/20	9/30/19
Communication Services	20%	26%
Consumer Discretionary	19%	15%
Energy	12%	16%
Materials	12%	13%
Health Care	10%	9%
Industrials	9%	5%
Utilities	5%	5%
Consumer Staples	4%	3%
Real Estate	4%	4%
Information Technology	3%	3%
Financials	2%	1%
	100%	100%

Sector diversification excludes derivatives.

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/20	9/30/19
BBB	6%	7%
BB	61%	63%
B	29%	28%
CCC	4%	2%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

14	|	DWS High Income Fund

Investment Portfolio	as of September 30, 2020

	Principal Amount ($) (a)	Value ($)
Corporate Bonds 96.6%
Communication Services 19.1%

Altice Financing SA, 144A, 5.0%, 1/15/2028	3,200,000	3,108,000

Altice France Holding SA:

144A, 6.0%, 2/15/2028	1,120,000	1,068,245

144A, 10.5%, 5/15/2027	2,790,000	3,100,387

Altice France SA:

144A, 5.125%, 1/15/2029 (b)	251,000	250,059

144A, 5.5%, 1/15/2028	2,400,000	2,430,000

144A, 7.375%, 5/1/2026	8,050,000	8,435,595

144A, 8.125%, 2/1/2027	2,926,000	3,189,340

Avaya, Inc., 144A, 6.125%, 9/15/2028	2,020,000	2,059,592

CCO Holdings LLC:

144A, 4.25%, 2/1/2031	1,790,000	1,855,267

144A, 4.5%, 8/15/2030	1,520,000	1,596,068

144A, 4.75%, 3/1/2030	2,000,000	2,117,500

144A, 5.0%, 2/1/2028	2,205,000	2,315,250

144A, 5.125%, 5/1/2027	1,665,000	1,751,946

144A, 5.5%, 5/1/2026	3,855,000	4,004,381

144A, 5.875%, 5/1/2027	2,240,000	2,351,776

CenturyLink, Inc.:

5.625%, 4/1/2025	780,000	833,323

Series W, 6.75%, 12/1/2023	705,000	772,856

Clear Channel Worldwide Holdings, Inc.:

144A, 5.125%, 8/15/2027	4,545,000	4,364,336

9.25%, 2/15/2024	3,059,000	2,965,395

CommScope, Inc.:

144A, 7.125%, 7/1/2028	1,110,000	1,140,525

144A, 8.25%, 3/1/2027 (b)	1,935,000	2,012,400

Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028 (c)	1,275,000	1,300,500

CSC Holdings LLC:

144A, 4.125%, 12/1/2030	2,074,000	2,113,925

144A, 4.625%, 12/1/2030	3,120,000	3,143,400

144A, 5.5%, 4/15/2027	5,380,000	5,662,988

144A, 5.75%, 1/15/2030	2,255,000	2,395,938

144A, 6.5%, 2/1/2029	2,845,000	3,154,394

Diamond Sports Group LLC, 144A, 5.375%, 8/15/2026	1,350,000	955,125

DISH DBS Corp.:

5.875%, 11/15/2024	1,389,000	1,424,420

7.375%, 7/1/2028	730,000	751,900

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	15

	Principal Amount ($) (a)	Value ($)

7.75%, 7/1/2026	1,290,000	1,418,174

Frontier Communications Corp., 144A, 8.0%, 4/1/2027	1,735,000	1,729,006

Lamar Media Corp., 144A, 4.875%, 1/15/2029	1,180,000	1,227,200

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	2,735,000	2,858,075

Netflix, Inc.:

4.625%, 5/15/2029	EUR 2,530,000	3,426,074

4.875%, 4/15/2028	1,500,000	1,676,250

5.875%, 11/15/2028	1,035,000	1,234,967

Outfront Media Capital LLC, 144A, 5.0%, 8/15/2027	1,900,000	1,852,500

QualityTech LP, 144A, 3.875%, 10/1/2028 (c)	2,200,000	2,214,520

Radiate Holdco LLC:

144A, 4.5%, 9/15/2026	680,000	679,857

144A, 6.5%, 9/15/2028	3,150,000	3,228,002

Sable International Finance Ltd., 144A, 5.75%, 9/7/2027	1,285,000	1,340,101

Sirius XM Radio, Inc., 144A, 5.5%, 7/1/2029	3,215,000	3,448,087

Sprint Capital Corp., 6.875%, 11/15/2028	5,550,000	6,937,500

Sprint Corp.:

7.125%, 6/15/2024	2,320,000	2,669,415

7.625%, 3/1/2026	3,245,000	3,921,209

T-Mobile U.S.A., Inc., 4.75%, 2/1/2028	3,130,000	3,348,286

Telecom Italia Capital SA, 6.375%, 11/15/2033	3,320,000	3,950,800

Uber Technologies, Inc.:

144A, 6.25%, 1/15/2028	460,000	472,512

144A, 7.5%, 5/15/2025	1,500,000	1,598,385

144A, 7.5%, 9/15/2027	700,000	749,000

ViaSat, Inc.:

144A, 5.625%, 9/15/2025	1,955,000	1,915,900

144A, 5.625%, 4/15/2027 (b)	1,735,000	1,784,881

144A, 6.5%, 7/15/2028	1,490,000	1,492,161

Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030	699,000	695,505

Virgin Media Secured Finance PLC:

144A, 5.5%, 8/15/2026	2,310,000	2,408,175

144A, 5.5%, 5/15/2029	4,855,000	5,211,600

Vodafone Group PLC, 7.0%, 4/4/2079	2,595,000	3,079,287

VTR Comunicaciones SpA, 144A, 5.125%, 1/15/2028	1,004,000	1,038,036

Windstream Escrow LLC, 144A, 7.75%, 8/15/2028	1,280,000	1,257,600

Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR 5,280,000	5,876,922

Ziggo BV, 144A, 4.875%, 1/15/2030	4,230,000	4,378,050

		151,742,868

Consumer Discretionary 17.8%

Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR 760,000	819,777

Adient U.S. LLC, 144A, 9.0%, 4/15/2025	440,000	485,100

Ahern Rentals, Inc., 144A, 7.375%, 5/15/2023	500,000	265,000

The accompanying notes are an integral part of the financial statements.

16	|	DWS High Income Fund

	Principal Amount ($) (a)	Value ($)

Asbury Automotive Group, Inc.:

144A, 4.5%, 3/1/2028	375,000	377,344

144A, 4.75%, 3/1/2030	390,000	392,925

Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027	505,000	511,313

Boyd Gaming Corp.:

4.75%, 12/1/2027	890,000	873,313

6.0%, 8/15/2026	1,225,000	1,263,281

6.375%, 4/1/2026	1,600,000	1,665,904

144A, 8.625%, 6/1/2025	1,880,000	2,061,006

Caesars Entertainment, Inc.:

144A, 6.25%, 7/1/2025	3,870,000	4,045,098

144A, 8.125%, 7/1/2027	780,000	826,800

Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025	210,000	216,563

Carnival Corp.:

144A, 9.875%, 8/1/2027	2,040,000	2,161,564

144A, 10.5%, 2/1/2026	1,175,000	1,301,312

144A, 11.5%, 4/1/2023	2,100,000	2,353,354

Carvana Co.:

144A, 5.625%, 10/1/2025 (c)	2,370,000	2,337,412

Clarios Global LP:

144A, 4.375%, 5/15/2026	EUR 1,500,000	1,760,873

REG S, 4.375%, 5/15/2026	EUR 2,800,000	3,286,963

144A, 6.25%, 5/15/2026	805,000	844,083

144A, 6.75%, 5/15/2025	970,000	1,020,925

144A, 8.5%, 5/15/2027	750,000	774,375

Dana Financing Luxembourg Sarl:

144A, 5.75%, 4/15/2025	1,150,000	1,175,875

144A, 6.5%, 6/1/2026	1,330,000	1,386,525

Dana, Inc.:

5.375%, 11/15/2027	805,000	825,125

5.625%, 6/15/2028	75,000	77,485

FCE Bank PLC, REG S, 1.528%, 11/9/2020	EUR 3,150,000	3,677,594

Ford Motor Co.:

5.291%, 12/8/2046	865,000	811,478

8.5%, 4/21/2023	1,370,000	1,493,300

9.0%, 4/22/2025	4,090,000	4,689,226

9.625%, 4/22/2030 (b)	1,185,000	1,530,131

Ford Motor Credit Co. LLC:

1.514%, 2/17/2023	EUR 1,500,000	1,667,610

3.021%, 3/6/2024	EUR 935,000	1,072,945

3.219%, 1/9/2022	2,900,000	2,896,230

4.14%, 2/15/2023	1,605,000	1,614,983

5.113%, 5/3/2029	1,825,000	1,870,625

5.125%, 6/16/2025	3,450,000	3,557,812

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	17

	Principal Amount ($) (a)	Value ($)

Group 1 Automotive, Inc., 144A, 4.0%, 8/15/2028	1,470,000	1,444,275

HD Supply, Inc., 144A, 5.375%, 10/15/2026	1,315,000	1,375,543

Hilton Domestic Operating Co., Inc., 144A, 5.375%, 5/1/2025	2,430,000	2,537,649

IAA, Inc., 144A, 5.5%, 6/15/2027	1,110,000	1,155,787

IRB Holding Corp, 144A, 7.0%, 6/15/2025	690,000	735,713

L Brands, Inc.:

5.625%, 2/15/2022	815,000	848,415

6.625%, 4/1/2021	775,000	796,313

144A, 6.625%, 10/1/2030	1,090,000	1,109,075

144A, 6.875%, 7/1/2025	1,510,000	1,630,800

6.875%, 11/1/2035	1,150,000	1,133,101

144A, 9.375%, 7/1/2025	840,000	963,900

Lennar Corp., 5.0%, 6/15/2027	305,000	344,650

Lithia Motors, Inc., 144A, 4.625%, 12/15/2027	1,950,000	2,013,375

M/I Homes, Inc., 4.95%, 2/1/2028	1,890,000	1,946,700

Marriott Ownership Resorts, Inc., 144A, 6.125%, 9/15/2025	2,840,000	2,925,200

Mattel, Inc., 144A, 6.75%, 12/31/2025	2,050,000	2,162,750

Melco Resorts Finance Ltd., 144A, 5.75%, 7/21/2028	800,000	815,112

Meritor, Inc.:

6.25%, 2/15/2024	850,000	867,000

144A, 6.25%, 6/1/2025	580,000	606,100

NCL Corp., Ltd., 144A, 3.625%, 12/15/2024	2,870,000	2,009,000

Penske Automotive Group, Inc., 3.5%, 9/1/2025	1,220,000	1,215,028

PetSmart, Inc.:

144A, 7.125%, 3/15/2023	1,430,000	1,442,512

144A, 8.875%, 6/1/2025 (b)	1,250,000	1,296,812

Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	1,675,000	1,804,209

Prestige Brands, Inc., 144A, 5.125%, 1/15/2028	910,000	939,575

PulteGroup, Inc., 6.375%, 5/15/2033	1,500,000	1,886,250

Royal Caribbean Cruises Ltd.:

144A, 10.875%, 6/1/2023	710,000	794,301

144A, 11.5%, 6/1/2025	690,000	800,439

SeaWorld Parks & Entertainment, Inc., 144A, 9.5%, 8/1/2025	1,525,000	1,584,414

Sonic Automotive, Inc., 6.125%, 3/15/2027	555,000	573,038

Spectrum Brands, Inc., 144A, 5.0%, 10/1/2029	425,000	440,938

Staples, Inc., 144A, 7.5%, 4/15/2026	3,030,000	2,800,205

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026	1,500,000	1,593,750

Suburban Propane Partners LP, 5.75%, 3/1/2025	1,260,000	1,282,050

Taylor Morrison Communities, Inc.:

144A, 5.125%, 8/1/2030	2,130,000	2,268,450

144A, 5.75%, 1/15/2028	2,415,000	2,626,312

Tesla, Inc., 144A, 5.3%, 8/15/2025	3,850,000	3,984,750

TRI Pointe Group, Inc.:

5.25%, 6/1/2027	825,000	880,688

5.7%, 6/15/2028	1,260,000	1,379,700

The accompanying notes are an integral part of the financial statements.

18	|	DWS High Income Fund

	Principal Amount ($) (a)	Value ($)

United Rentals North America, Inc.:

4.625%, 10/15/2025	4,800,000	4,908,000

5.25%, 1/15/2030	1,100,000	1,200,375

Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027	2,300,000	2,360,375

Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	1,440,000	1,528,200

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027 (b)	2,910,000	2,262,525

William Carter Co, 144A, 5.5%, 5/15/2025	870,000	911,325

Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028	870,000	873,515

Wolverine World Wide, Inc., 144A, 6.375%, 5/15/2025	2,240,000	2,363,200

Wyndham Destinations, Inc.:

5.65%, 4/1/2024	1,500,000	1,522,500

6.35%, 10/1/2025	860,000	903,000

144A, 6.625%, 7/31/2026	360,000	377,140

Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028	790,000	766,300

Wynn Macau Ltd.:

144A, 5.5%, 1/15/2026	620,000	611,010

144A, 5.625%, 8/26/2028	2,000,000	1,940,000

Wynn Resorts Finance LLC:

144A, 5.125%, 10/1/2029	965,000	919,162

144A, 7.75%, 4/15/2025 (b)	2,160,000	2,287,624

Yum! Brands, Inc., 144A, 7.75%, 4/1/2025	185,000	205,174

		140,944,533

Consumer Staples 4.2%

Albertsons Companies, Inc.:

144A, 4.625%, 1/15/2027	3,320,000	3,396,991

144A, 5.875%, 2/15/2028	870,000	928,725

Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028	1,030,000	1,083,797

JBS Investments II GmbH, 144A, 5.75%, 1/15/2028	848,000	881,920

JBS U.S.A. LUX SA:

144A, 5.5%, 1/15/2030	835,000	908,872

144A, 5.75%, 6/15/2025	5,210,000	5,370,468

144A, 6.5%, 4/15/2029	1,672,000	1,855,870

144A, 6.75%, 2/15/2028	3,607,000	3,922,324

Kraft Heinz Foods Co.:

144A, 4.25%, 3/1/2031	3,870,000	4,245,974

4.625%, 1/30/2029	970,000	1,079,934

Lamb Weston Holdings, Inc., 144A, 4.875%, 5/15/2028	380,000	410,400

Pilgrim’s Pride Corp.:

144A, 5.75%, 3/15/2025	700,000	713,125

144A, 5.875%, 9/30/2027	3,305,000	3,412,413

Post Holdings, Inc.:

144A, 5.0%, 8/15/2026	2,210,000	2,265,250

144A, 5.5%, 12/15/2029	1,515,000	1,621,050

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	19

	Principal Amount ($) (a)	Value ($)

TreeHouse Foods, Inc., 4.0%, 9/1/2028	1,120,000	1,132,746

		33,229,859

Energy 11.9%

Antero Midstream Partners LP:

5.375%, 9/15/2024	1,385,000	1,184,175

144A, 5.75%, 3/1/2027	1,185,000	980,588

144A, 5.75%, 1/15/2028	1,285,000	1,056,912

Apache Corp.:

4.625%, 11/15/2025	542,000	516,594

4.875%, 11/15/2027 (b)	770,000	727,650

Archrock Partners LP:

144A, 6.25%, 4/1/2028	2,310,000	2,177,175

144A, 6.875%, 4/1/2027	1,535,000	1,470,346

Buckeye Partners LP, 144A, 4.5%, 3/1/2028	1,090,000	1,050,488

Cheniere Energy Partners LP:

4.5%, 10/1/2029	4,590,000	4,708,284

5.625%, 10/1/2026	1,105,000	1,149,200

Cheniere Energy, Inc., 144A, 4.625%, 10/15/2028	380,000	389,975

CNX Resources Corp., 144A, 7.25%, 3/14/2027	1,300,000	1,326,000

Comstock Resources, Inc., 9.75%, 8/15/2026	873,000	895,000

DCP Midstream Operating LP:

5.125%, 5/15/2029	1,100,000	1,083,500

5.375%, 7/15/2025	5,357,000	5,523,496

5.625%, 7/15/2027	705,000	721,215

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026	2,340,000	2,322,450

144A, 5.75%, 1/30/2028	540,000	542,700

144A, 6.625%, 7/15/2025	385,000	395,588

EnLink Midstream Partners LP, 4.4%, 4/1/2024	1,285,000	1,156,500

EQM Midstream Partners LP:

5.5%, 7/15/2028	760,000	765,358

144A, 6.0%, 7/1/2025	1,950,000	2,010,937

144A, 6.5%, 7/1/2027	1,100,000	1,166,022

EQT Corp.:

7.875%, 2/1/2025 (b)	1,490,000	1,651,590

8.75%, 2/1/2030	2,755,000	3,250,900

Genesis Energy LP:

6.25%, 5/15/2026	835,000	695,313

6.5%, 10/1/2025	1,200,000	1,038,000

Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	1,850,000	1,840,750

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	3,355,000	3,044,662

144A, 5.75%, 10/1/2025	980,000	886,900

144A, 6.25%, 11/1/2028	415,000	377,650

The accompanying notes are an integral part of the financial statements.

20	|	DWS High Income Fund

	Principal Amount ($) (a)	Value ($)

Murphy Oil U.S.A., Inc.:

4.75%, 9/15/2029	1,605,000	1,709,325

5.625%, 5/1/2027	855,000	908,438

NuStar Logistics LP:

5.75%, 10/1/2025	1,215,000	1,254,852

6.375%, 10/1/2030	870,000	902,625

Occidental Petroleum Corp.:

2.7%, 8/15/2022	2,560,000	2,391,987

2.7%, 2/15/2023	5,997,000	5,487,255

3.125%, 2/15/2022	515,000	486,757

5.55%, 3/15/2026	1,480,000	1,340,747

8.0%, 7/15/2025 (b)	2,495,000	2,510,544

8.5%, 7/15/2027	1,450,000	1,461,179

8.875%, 7/15/2030	1,100,000	1,133,000

Parkland Corp., 144A, 5.875%, 7/15/2027	1,110,000	1,166,887

Parsley Energy LLC, 144A, 4.125%, 2/15/2028	900,000	846,000

Rattler Midstream LP, 144A, 5.625%, 7/15/2025	1,100,000	1,108,250

Southwestern Energy Co.:

6.45%, 1/23/2025 (b)	2,134,000	2,067,312

7.75%, 10/1/2027 (b)	425,000	413,313

8.375%, 9/15/2028 (b)	770,000	756,610

Sunoco LP:

5.5%, 2/15/2026	1,045,000	1,043,694

5.875%, 3/15/2028	550,000	562,375

6.0%, 4/15/2027	738,000	758,295

Tallgrass Energy Partners LP, 144A, 7.5%, 10/1/2025	220,000	220,891

Targa Resources Partners LP:

144A, 4.875%, 2/1/2031	460,000	445,476

5.0%, 1/15/2028	3,540,000	3,451,500

144A, 5.5%, 3/1/2030	1,365,000	1,366,433

TerraForm Power Operating LLC:

144A, 4.75%, 1/15/2030	1,895,000	2,003,962

144A, 5.0%, 1/31/2028	1,400,000	1,532,545

USA Compression Partners LP:

6.875%, 4/1/2026	2,037,000	2,019,176

6.875%, 9/1/2027	1,450,000	1,437,849

Western Midstream Operating LP:

4.1%, 2/1/2025	1,100,000	1,047,750

5.05%, 2/1/2030	2,270,000	2,209,312

WPX Energy, Inc.:

4.5%, 1/15/2030	1,830,000	1,799,137

5.25%, 9/15/2024	2,015,000	2,100,214

		94,049,608

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	21

	Principal Amount ($) (a)	Value ($)
Financials 2.3%

AG Issuer LLC, 144A, 6.25%, 3/1/2028	1,305,000	1,298,475

AmWINS Group, Inc., 144A, 7.75%, 7/1/2026	990,000	1,059,300

Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/2026	2,400,000	2,616,645

LPL Holdings, Inc., 144A, 4.625%, 11/15/2027	380,000	383,800

Navient Corp.:

5.5%, 1/25/2023	2,909,000	2,927,487

6.5%, 6/15/2022	1,600,000	1,632,000

Nielsen Finance LLC:

144A, 5.625%, 10/1/2028	2,470,000	2,554,721

144A, 5.875%, 10/1/2030	1,150,000	1,190,250

OneMain Finance Corp.:

5.375%, 11/15/2029	1,145,000	1,190,800

8.875%, 6/1/2025	770,000	852,775

Quicken Loans LLC, 144A, 3.625%, 3/1/2029	1,805,000	1,789,206

Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	390,000	393,900

		17,889,359

Health Care 9.4%

Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029 (c)	910,000	922,512

AdaptHealth LLC, 144A, 6.125%, 8/1/2028	1,175,000	1,216,360

Avantor Funding, Inc., 144A, 4.625%, 7/15/2028	395,000	409,813

Bausch Health Americas, Inc.:

144A, 8.5%, 1/31/2027	2,595,000	2,851,256

144A, 9.25%, 4/1/2026	2,105,000	2,315,500

Bausch Health Companies, Inc.:

144A, 5.875%, 5/15/2023 (b)	111,000	110,445

144A, 6.125%, 4/15/2025	2,385,000	2,441,644

144A, 6.25%, 2/15/2029	1,970,000	2,026,263

144A, 7.0%, 1/15/2028	575,000	609,500

144A, 7.25%, 5/30/2029	270,000	290,925

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	1,885,000	1,960,400

Centene Corp.:

3.0%, 10/15/2030 (c)	4,470,000	4,560,294

4.625%, 12/15/2029	6,805,000	7,340,281

Charles River Laboratories International, Inc., 144A, 4.25%, 5/1/2028	3,985,000	4,182,218

Community Health Systems, Inc.:

6.25%, 3/31/2023	7,844,000	7,667,510

144A, 8.125%, 6/30/2024 (b)	1,700,000	1,241,000

DaVita, Inc., 144A, 4.625%, 6/1/2030	715,000	732,375

Emergent BioSolutions, Inc., 144A, 3.875%, 8/15/2028	475,000	476,867

Encompass Health Corp.:

4.5%, 2/1/2028	620,000	623,100

4.75%, 2/1/2030	521,000	528,575

The accompanying notes are an integral part of the financial statements.

22	|	DWS High Income Fund

	Principal Amount ($) (a)	Value ($)

HCA, Inc.:

5.625%, 9/1/2028	770,000	880,842

5.875%, 2/15/2026	2,830,000	3,169,600

5.875%, 2/1/2029	1,260,000	1,467,900

Hill-Rom Holdings, Inc., 144A, 4.375%, 9/15/2027	1,250,000	1,293,691

LifePoint Health, Inc., 144A, 6.75%, 4/15/2025	3,945,000	4,152,112

Molina Healthcare, Inc., 144A, 4.375%, 6/15/2028	1,320,000	1,347,060

RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026	810,000	860,625

Select Medical Corp., 144A, 6.25%, 8/15/2026	1,760,000	1,830,400

Tenet Healthcare Corp.:

4.625%, 7/15/2024	785,000	788,925

144A, 4.625%, 6/15/2028	855,000	867,312

144A, 4.875%, 1/1/2026	2,770,000	2,820,303

144A, 5.125%, 11/1/2027	3,140,000	3,225,408

144A, 6.125%, 10/1/2028	1,255,000	1,220,487

144A, 7.5%, 4/1/2025	2,635,000	2,832,625

8.125%, 4/1/2022	600,000	667,140

Teva Pharmaceutical Finance Netherlands II BV, 4.5%, 3/1/2025	EUR 1,050,000	1,195,925

Teva Pharmaceutical Finance Netherlands III BV, 6.0%, 4/15/2024	3,675,000	3,748,500

		74,875,693

Industrials 8.7%

Bombardier, Inc.:

144A, 5.75%, 3/15/2022	2,585,000	2,504,865

144A, 6.0%, 10/15/2022	2,063,000	1,913,433

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	440,000	457,050

Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	1,460,000	1,474,381

Clark Equipment Co., 144A, 5.875%, 6/1/2025	780,000	808,275

Colfax Corp., 144A, 6.375%, 2/15/2026	1,450,000	1,537,000

Covanta Holding Corp., 5.0%, 9/1/2030	1,080,000	1,090,044

Delta Air Lines, Inc.:

144A, 4.5%, 10/20/2025	1,230,000	1,263,028

144A, 4.75%, 10/20/2028	2,670,000	2,772,205

144A, 7.0%, 5/1/2025	1,710,000	1,877,622

Energizer Holdings, Inc.:

144A, 4.75%, 6/15/2028	800,000	827,920

144A, 6.375%, 7/15/2026	1,695,000	1,822,464

144A, 7.75%, 1/15/2027	1,450,000	1,584,125

EnerSys, 144A, 4.375%, 12/15/2027	1,220,000	1,244,400

Forterra Finance LLC, 144A, 6.5%, 7/15/2025	440,000	464,882

Fortress Transportation and Infrastructure Investors LLC, 144A, 9.75%, 8/1/2027	440,000	471,075

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	23

	Principal Amount ($) (a)	Value ($)

GFL Environmental, Inc.:

144A, 3.75%, 8/1/2025	1,150,000	1,156,354

144A, 4.25%, 6/1/2025	540,000	545,400

144A, 5.125%, 12/15/2026	670,000	691,842

Hillenbrand, Inc., 5.75%, 6/15/2025	2,245,000	2,393,731

Howmet Aerospace, Inc., 6.875%, 5/1/2025	2,000,000	2,210,000

Itron, Inc., 144A, 5.0%, 1/15/2026	2,000,000	2,050,000

Jaguar Holding Co. II:

144A, 4.625%, 6/15/2025	745,000	767,350

144A, 5.0%, 6/15/2028	645,000	673,219

JELD-WEN, Inc., 144A, 6.25%, 5/15/2025	405,000	431,325

Masonite International Corp., 144A, 5.375%, 2/1/2028	1,061,000	1,131,488

MasTec, Inc., 144A, 4.5%, 8/15/2028	780,000	787,800

Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	1,920,000	1,999,200

Moog, Inc., 144A, 4.25%, 12/15/2027	2,260,000	2,310,963

Prime Security Services Borrower LLC:

144A, 3.375%, 8/31/2027	980,000	940,060

144A, 5.75%, 4/15/2026	1,945,000	2,079,944

144A, 6.25%, 1/15/2028	2,030,000	2,055,375

Sensata Technologies, Inc., 144A, 3.75%, 2/15/2031	780,000	775,125

Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	2,290,000	2,129,700

Spirit AeroSystems, Inc., 144A, 7.5%, 4/15/2025	715,000	724,824

Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	2,400,000	2,542,848

Standard Industries, Inc., 144A, 3.375%, 1/15/2031	1,860,000	1,835,811

Summit Materials LLC, 144A, 5.25%, 1/15/2029	420,000	437,325

Tennant Co., 5.625%, 5/1/2025	360,000	373,608

TransDigm, Inc.:

5.5%, 11/15/2027	1,700,000	1,633,785

144A, 6.25%, 3/15/2026	4,675,000	4,882,079

144A, 8.0%, 12/15/2025	980,000	1,065,750

Triumph Group, Inc., 144A, 6.25%, 9/15/2024	594,000	505,518

U.S. Concrete, Inc., 144A, 5.125%, 3/1/2029	430,000	431,075

Vertical Holdco GmbH, 144A, 7.625%, 7/15/2028	480,000	507,300

Vertical U.S. Newco, Inc., 144A, 5.25%, 7/15/2027	3,681,000	3,825,534

WESCO Distribution, Inc.:

144A, 7.125%, 6/15/2025	540,000	588,222

144A, 7.25%, 6/15/2028	1,485,000	1,627,077

XPO Logistics, Inc., 144A, 6.25%, 5/1/2025	945,000	1,009,841

		69,232,242

Information Technology 2.7%

AMS AG, 144A, 7.0%, 7/31/2025	790,000	836,160

Banff Merger Sub, Inc., 144A, 9.75%, 9/1/2026	1,075,000	1,136,382

Booz Allen Hamilton, Inc., 144A, 3.875%, 9/1/2028	510,000	523,541

Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025	900,000	961,254

The accompanying notes are an integral part of the financial statements.

24	|	DWS High Income Fund

	Principal Amount ($) (a)	Value ($)

Cablevision Lightpath LLC, 144A, 3.875%, 9/15/2027	1,237,000	1,237,000

Camelot Finance SA, 144A, 4.5%, 11/1/2026	820,000	836,400

Cardtronics, Inc., 144A, 5.5%, 5/1/2025 (b)	1,200,000	1,200,000

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	3,005,000	3,047,971

IQVIA, Inc., 144A, 5.0%, 5/15/2027	1,055,000	1,106,241

Microchip Technology, Inc., 144A, 4.25%, 9/1/2025	1,830,000	1,898,733

MTS Systems Corp., 144A, 5.75%, 8/15/2027	498,000	490,381

Presidio Holdings, Inc.:

144A, 4.875%, 2/1/2027	310,000	313,100

144A, 8.25%, 2/1/2028	500,000	523,750

Science Applications International Corp., 144A, 4.875%, 4/1/2028	480,000	487,339

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027	1,225,000	1,301,832

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	2,120,000	2,162,400

Xerox Holdings Corp.:

144A, 5.0%, 8/15/2025	1,955,000	1,932,068

144A, 5.5%, 8/15/2028	1,165,000	1,147,787

		21,142,339

Materials 11.1%

Arconic Corp., 144A, 6.125%, 2/15/2028	2,275,000	2,336,141

Ardagh Packaging Finance PLC:

144A, 5.25%, 8/15/2027	2,075,000	2,114,425

144A, 6.0%, 2/15/2025	705,000	732,002

Axalta Coating Systems LLC, 144A, 4.75%, 6/15/2027	1,000,000	1,022,500

Berry Global, Inc.:

144A, 4.875%, 7/15/2026	1,600,000	1,680,000

144A, 5.625%, 7/15/2027	250,000	262,500

Cascades, Inc.:

144A, 5.125%, 1/15/2026	155,000	161,975

144A, 5.375%, 1/15/2028	670,000	704,338

CF Industries, Inc., 5.15%, 3/15/2034	790,000	932,200

Chemours Co.:

4.0%, 5/15/2026	EUR 1,500,000	1,670,920

5.375%, 5/15/2027	1,170,000	1,158,300

7.0%, 5/15/2025 (b)	1,125,000	1,139,063

Clearwater Paper Corp.:

144A, 4.75%, 8/15/2028	1,210,000	1,213,025

144A, 5.375%, 2/1/2025	1,375,000	1,441,144

Cleveland-Cliffs, Inc., 144A, 6.75%, 3/15/2026	300,000	305,250

Constellium SE:

144A, 5.625%, 6/15/2028	580,000	592,006

144A, 5.75%, 5/15/2024	1,325,000	1,348,188

144A, 5.875%, 2/15/2026 (b)	3,936,000	4,038,493

144A, 6.625%, 3/1/2025	3,000,000	3,069,375

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	25

	Principal Amount ($) (a)	Value ($)

Crown Americas LLC, 4.75%, 2/1/2026	180,000	186,750

Element Solutions, Inc., 144A, 3.875%, 9/1/2028	680,000	667,250

First Quantum Minerals Ltd.:

144A, 6.5%, 3/1/2024	1,798,000	1,723,832

144A, 6.875%, 3/1/2026	2,960,000	2,852,700

144A, 6.875%, 10/15/2027 (c)	4,600,000	4,433,250

144A, 7.5%, 4/1/2025	2,066,000	2,043,501

Freeport-McMoRan, Inc.:

4.125%, 3/1/2028	3,780,000	3,827,250

4.25%, 3/1/2030	2,190,000	2,244,750

4.375%, 8/1/2028	1,270,000	1,313,123

4.625%, 8/1/2030	1,380,000	1,451,001

5.0%, 9/1/2027	1,475,000	1,540,711

5.4%, 11/14/2034	1,050,000	1,161,563

Hudbay Minerals, Inc.:

144A, 6.125%, 4/1/2029	1,605,000	1,588,950

144A, 7.25%, 1/15/2023	1,225,000	1,248,030

144A, 7.625%, 1/15/2025	3,125,000	3,179,687

Illuminate Buyer LLC, 144A, 9.0%, 7/1/2028	230,000	247,250

Kaiser Aluminum Corp., 144A, 4.625%, 3/1/2028	1,170,000	1,091,025

Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR 1,000,000	1,154,863

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026	1,450,000	1,529,750

Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/2025	1,525,000	1,435,406

Mercer International, Inc.:

5.5%, 1/15/2026	425,000	408,000

7.375%, 1/15/2025	2,490,000	2,521,125

Methanex Corp., 5.125%, 10/15/2027	2,750,000	2,736,250

Nouryon Holding BV, 144A, 8.0%, 10/1/2026 (b)	1,500,000	1,587,720

Novelis Corp.:

144A, 4.75%, 1/30/2030	5,580,000	5,480,788

144A, 5.875%, 9/30/2026	2,625,000	2,697,187

Olin Corp., 5.625%, 8/1/2029	2,296,000	2,255,797

Reynolds Group Issuer, Inc.:

144A, 5.125%, 7/15/2023	2,120,000	2,146,500

144A, 7.0%, 7/15/2024	378,000	384,804

Tronox Finance PLC, 144A, 5.75%, 10/1/2025	3,742,000	3,685,870

Tronox, Inc.:

144A, 6.5%, 5/1/2025	480,000	500,400

144A, 6.5%, 4/15/2026 (b)	2,746,000	2,746,000

		87,992,928

Real Estate 4.1%

Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028	1,700,000	1,764,855

The accompanying notes are an integral part of the financial statements.

26	|	DWS High Income Fund

	Principal Amount ($) (a)	Value ($)

Iron Mountain, Inc.:

144A, (REIT), 4.875%, 9/15/2029	900,000	915,750

144A, (REIT), 5.0%, 7/15/2028	1,045,000	1,071,104

144A, (REIT), 5.25%, 7/15/2030	1,495,000	1,558,538

iStar, Inc.:

(REIT), 4.25%, 8/1/2025	1,445,000	1,348,358

(REIT), 4.75%, 10/1/2024	2,385,000	2,307,487

MGM Growth Properties Operating Partnership LP:

144A, (REIT), 4.625%, 6/15/2025	3,319,000	3,385,380

(REIT), 5.75%, 2/1/2027	4,500,000	4,848,750

MPT Operating Partnership LP, (REIT), 4.625%, 8/1/2029	1,990,000	2,070,535

Park Intermediate Holdings LLC:

144A, (REIT), 5.875%, 10/1/2028	810,000	807,975

144A, (REIT), 7.5%, 6/1/2025	1,580,000	1,682,384

Realogy Group LLC, 144A, 7.625%, 6/15/2025	2,625,000	2,749,687

Service Properties Trust, (REIT), 7.5%, 9/15/2025	2,340,000	2,486,718

Uniti Group LP:

144A, (REIT), 6.0%, 4/15/2023	1,700,000	1,709,563

144A, (REIT), 7.875%, 2/15/2025	750,000	794,779

VICI Properties LP:

144A, (REIT), 3.5%, 2/15/2025	180,000	178,201

144A, (REIT), 3.75%, 2/15/2027	440,000	432,643

144A, (REIT), 4.125%, 8/15/2030	2,245,000	2,208,519

144A, (REIT), 4.625%, 12/1/2029	225,000	228,938

		32,550,164

Utilities 5.3%

AmeriGas Partners LP:

5.5%, 5/20/2025	2,970,000	3,189,186

5.75%, 5/20/2027	1,445,000	1,582,275

Calpine Corp.:

144A, 4.5%, 2/15/2028	2,245,000	2,299,194

144A, 4.625%, 2/1/2029	400,000	399,250

144A, 5.0%, 2/1/2031	605,000	616,677

144A, 5.25%, 6/1/2026	2,710,000	2,815,365

Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	2,375,000	2,452,187

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	5,753,000	5,998,653

NRG Energy, Inc.:

144A, 5.25%, 6/15/2029	2,205,000	2,397,938

5.75%, 1/15/2028	3,000,000	3,236,250

7.25%, 5/15/2026	1,100,000	1,170,697

Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	1,290,000	1,338,375

PG&E Corp., 5.0%, 7/1/2028	1,735,000	1,682,950

Pike Corp., 144A, 5.5%, 9/1/2028	460,000	462,847

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	27

	Principal Amount ($) (a)	Value ($)

Talen Energy Supply LLC:

144A, 7.25%, 5/15/2027	2,695,000	2,685,891

144A, 7.625%, 6/1/2028	860,000	860,000

Vistra Operations Co. LLC:

144A, 4.3%, 7/15/2029	111,000	121,159

144A, 5.0%, 7/31/2027	5,050,000	5,292,400

144A, 5.5%, 9/1/2026	2,115,000	2,207,531

144A, 5.625%, 2/15/2027	855,000	902,196

		41,711,021
Total Corporate Bonds (Cost $744,810,002)		765,360,614

Convertible Bonds 0.1%
Consumer Discretionary
Royal Caribbean Cruises Ltd., 144A, 4.25%, 6/15/2023 (Cost $871,000)	871,000	1,016,400

Government & Agency Obligations 0.2%
U.S. Treasury Obligations

U.S. Treasury Bills:

0.122%***, 2/25/2021	500,000	499,793

0.129%***, 2/25/2021	300,000	299,876

0.17%***, 2/25/2021	400,000	399,835

0.172%***, 2/25/2021	300,000	299,876
Total Government & Agency Obligations (Cost $1,499,108)		1,499,380

Loan Participations and Assignments 0.5%
Senior Loans**

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 3-month USD-LIBOR + 4.250%, 5.0%, 4/29/2024	2,573,402	2,461,278

Flex Acquisition Co., Inc., Frist Lien Term Loan, 3-month USD-LIBOR + 3.000%, 4.0%, 12/29/2023	1,160,801	1,137,951
Total Loan Participations and Assignments (Cost $3,570,132)		3,599,229

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	1,950	5,908

The accompanying notes are an integral part of the financial statements.

28	|	DWS High Income Fund

	Shares	Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $1,482,531)	6,700	234,866

Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (e) (f) (Cost $19,203,955)	19,203,955	19,203,955

Cash Equivalents 3.1%
DWS Central Cash Management Government Fund, 0.09% (e) (Cost $24,264,884)	24,264,884	24,264,884

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $795,701,612)	102.9	815,185,236
Other Assets and Liabilities, Net	(2.9)	(22,802,585)

Net Assets	100.0	792,382,651

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2020 are as follows:

Value ($) at 9/30/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 9/30/2020	Value ($) at 9/30/2020
Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (e) (f)
18,441,805	762,150 (g)	—	—	—	44,388	—	19,203,955	19,203,955
Cash Equivalents 3.1%
DWS Central Cash Management Government Fund, 0.09% (e)
45,918,847	483,045,646	504,699,609	—	—	244,901	—	24,264,884	24,264,884
64,360,652	483,807,796	504,699,609	—	—	289,289	—	43,468,839	43,468,839

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	29

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2020 amounted to $18,485,989, which is 2.3% of net assets.

(c)	When-issued or delayed delivery securities included.

(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At September 30, 2020, the fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,519,415	EUR	1,296,103	10/30/2020	1,172	State Street Bank and Trust

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	23,480,182	USD	27,360,998	10/30/2020	(185,946)	State Street Bank and Trust

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30	|	DWS High Income Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (h)
Corporate Bonds	$—	$765,360,614	$—	$765,360,614
Convertible Bonds	—	1,016,400	—	1,016,400
Government & Agency Obligations	—	1,499,380	—	1,499,380
Loan Participations and Assignments	—	3,599,229	—	3,599,229
Common Stocks	5,908	—	—	5,908
Warrants	—	—	234,866	234,866
Short-Term Investments (h)	43,468,839	—	—	43,468,839
Derivatives (i)
Forward Foreign Currency Contracts	—	1,172	—	1,172
Total	$43,474,747	$771,476,795	$234,866	$815,186,408

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Forward Foreign Currency Contracts	$—	$(185,946)	$—	$(185,946)
Total	$—	$(185,946)	$—	$(185,946)

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	31

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments in non-affiliated securities, at value (cost $752,232,773) — including $18,485,989 of securities loaned	$771,716,397
Investment in DWS Government & Agency Securities Portfolio (cost $19,203,955)*	19,203,955
Investment in DWS Central Cash Management Government Fund (cost $24,264,884)	24,264,884
Cash	276,592
Receivable for investments sold	6,084,405
Receivable for investments sold — when-issued/delayed delivery securities	8,083,925
Receivable for Fund shares sold	533,372
Interest receivable	10,633,254
Unrealized appreciation on forward foreign currency contracts	1,172
Other assets	41,833
Total assets	840,839,789

Liabilities
Foreign cash overdraft	1,566,744
Payable upon return of securities loaned	19,203,955
Payable for investments purchased	1,842,846
Payable for investments purchased — when-issued/delayed delivery securities	23,965,000
Payable for Fund shares redeemed	677,894
Unrealized depreciation on forward foreign currency contracts	185,946
Accrued management fee	300,551
Accrued Trustees’ fees	7,362
Other accrued expenses and payables	706,840
Total liabilities	48,457,138
Net assets, at value	$792,382,651

Net Assets Consist of
Distributable earnings (loss)	(49,094,438)
Paid-in capital	841,477,089
Net assets, at value	$792,382,651

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

32	|	DWS High Income Fund

Statement of Assets and Liabilities as of September 30, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($587,696,873 ÷ 126,271,276 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.65

Maximum offering price per share (100 ÷ 95.50 of $4.65)	$4.87
Class T

Net Asset Value and redemption price per share ($11,490 ÷ 2,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.66

Maximum offering price per share (100 ÷ 97.50 of $4.66)	$4.78
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,482,117 ÷ 3,537,249 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.66
Class R

Net Asset Value, offering and redemption price per share ($2,579,144 ÷ 554,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.65
Class R6

Net Asset Value, offering and redemption price per share ($149,833 ÷ 32,181 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.66
Class S

Net Asset Value, offering and redemption price per share ($31,847,535 ÷ 6,831,893 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.66
Institutional Class

Net Asset Value, offering and redemption price per share ($153,615,659 ÷ 32,952,117 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.66

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	33

Statement of Operations

for the year ended September 30, 2020

Investment Income
Income:

Dividends	$585
Interest (net of foreign taxes withheld of $515)	41,914,433
Income distributions — DWS Central Cash Management Government Fund	244,901
Securities lending income, net of borrower rebates	44,388
Total income	42,204,307
Expenses:

Management fee	3,500,187
Administration fee	748,227
Services to shareholders	812,269
Distribution and service fees	1,603,739
Custodian fee	22,218
Professional fees	120,606
Reports to shareholders	77,830
Registration fees	91,207
Trustees’ fees and expenses	26,637
Other	79,359
Total expenses before expense reductions	7,082,279
Expense reductions	(1,081)
Total expenses after expense reductions	7,081,198
Net investment income	35,123,109

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(10,631,434)
Forward foreign currency contracts	(1,594,210)
Foreign currency	51,500
(12,174,144)
Change in net unrealized appreciation (depreciation) on:

Investments	(3,171,851)
Forward foreign currency contracts	(252,730)
Foreign currency	6,666
(3,417,915)
Net gain (loss)	(15,592,059)
Net increase (decrease) in net assets resulting from operations	$19,531,050

The accompanying notes are an integral part of the financial statements.

34	|	DWS High Income Fund

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income	$35,123,109	$38,956,313
Net realized gain (loss)	(12,174,144)	(4,194,107)
Change in net unrealized appreciation (depreciation)	(3,417,915)	20,895,455
Net increase (decrease) in net assets resulting from operations	19,531,050	55,657,661
Distributions to shareholders:

Class A	(28,685,111)	(33,653,385)
Class T	(527)	(546)
Class C	(738,996)	(1,099,281)
Class R	(81,498)	(49,582)
Class R6	(4,923)	(4,232)
Class S	(1,103,160)	(1,233,337)
Institutional Class	(5,760,876)	(5,009,630)
Total distributions	(36,375,091)	(41,049,993)
Fund share transactions:

Proceeds from shares sold	303,965,524	89,625,243
Reinvestment of distributions	33,144,908	37,210,390
Payments for shares redeemed	(326,848,998)	(166,550,066)
Net increase (decrease) in net assets from Fund share transactions	10,261,434	(39,714,433)
Increase (decrease) in net assets	(6,582,607)	(25,106,765)
Net assets at beginning of period	798,965,258	824,072,023

Net assets at end of period	$792,382,651	$798,965,258

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	35

Financial Highlights

DWS High Income Fund — Class A
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$4.75	$4.67	$4.81	$4.70		$4.45
Income (loss) from investment operations:

Net investment income[a]	.21	.23	.24	.24		.24
Net realized and unrealized gain (loss)	(.09)	.09	(.13)	.13		.23
Total from investment operations	.12	.32	.11	.37		.47
Less distributions from:

Net investment income	(.22)	(.24)	(.25)	(.26)		(.22)
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$4.65	$4.75	$4.67	$4.81		$4.70
Total Return (%)[b]	2.72	7.10	2.31	7.81		11.02

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	588	646	692	763		816
Ratio of expenses (%)	.95	.96	.95	.95		.94
Ratio of net investment income (%)	4.60	4.90	5.06	5.01		5.27
Portfolio turnover rate (%)	97	77	64	77		71

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

36	|	DWS High Income Fund

DWS High Income Fund — Class T
	Years Ended September 30,			Period Ended
	2020	2019	2018	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$4.76	$4.67	$4.82	$4.80
Income (loss) from investment operations:

Net investment income[b]	.21	.23	.24	.07
Net realized and unrealized gain (loss)	(.09)	.10	(.15)	.04
Total from investment operations	.12	.33	.09	.11
Less distributions from:

Net investment income	(.22)	(.24)	(.24)	(.09)
Net asset value, end of period	$4.66	$4.76	$4.67	$4.82
Total Return (%)[c]	2.71	7.07	2.01	2.22	d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	11	10	10
Ratio of expenses before expense reductions (%)	.96	.98	.97	1.09	*
Ratio of expenses after expense reductions (%)	.96	.98	.97	1.05	*
Ratio of net investment income (%)	4.59	4.87	5.04	4.75	*
Portfolio turnover rate (%)	97	77	64	77	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	37

DWS High Income Fund — Class C
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$4.76	$4.67	$4.82	$4.70		$4.46
Income (loss) from investment operations:

Net investment income[a]	.18	.19	.20	.20		.20
Net realized and unrealized gain (loss)	(.10)	.10	(.14)	.14		.23
Total from investment operations	.08	.29	.06	.34		.43
Less distributions from:

Net investment income	(.18)	(.20)	(.21)	(.22)		(.19)
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$4.66	$4.76	$4.67	$4.82		$4.70
Total Return (%)[b]	1.91	6.26	1.31	7.20		9.90

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	22	30	68		94
Ratio of expenses (%)	1.74	1.74	1.70	1.73		1.71
Ratio of net investment income (%)	3.80	4.13	4.30	4.24		4.51
Portfolio turnover rate (%)	97	77	64	77		71

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

38	|	DWS High Income Fund

DWS High Income Fund — Class R
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$4.75	$4.66	$4.81	$4.69		$4.45
Income (loss) from investment operations:

Net investment income[a]	.20	.21	.22	.22		.22
Net realized and unrealized gain (loss)	(.10)	.10	(.14)	.14		.23
Total from investment operations	.10	.31	.08	.36		.45
Less distributions from:

Net investment income	(.20)	(.22)	(.23)	(.24)		(.21)
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$4.65	$4.75	$4.66	$4.81		$4.69
Total Return (%)[b]	2.38	6.73	1.73	7.65		10.39

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1.5	0.9	1.1		0.9
Ratio of expenses before expense reductions (%)	1.33	1.37	1.40	1.40		1.32
Ratio of expenses after expense reductions (%)	1.27	1.29	1.30	1.30		1.30
Ratio of net investment income (%)	4.28	4.55	4.71	4.65		4.90
Portfolio turnover rate (%)	97	77	64	77		71

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	39

DWS High Income Fund — Class R6
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$4.76	$4.67	$4.82	$4.70		$4.46
Income (loss) from investment operations:

Net investment income[a]	.22	.24	.25	.25		.24
Net realized and unrealized gain (loss)	(.09)	.10	(.14)	.14		.23
Total from investment operations	.13	.34	.11	.39		.47
Less distributions from:

Net investment income	(.23)	(.25)	(.26)	(.27)		(.23)
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$4.66	$4.76	$4.67	$4.82		$4.70
Total Return (%)	3.01	7.39	2.37	8.23		10.93	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	150	101	46	44		10
Ratio of expenses before expense reductions (%)	.69	.69	.70	.69		.85
Ratio of expenses after expense reductions (%)	.69	.69	.70	.69		.80
Ratio of net investment income (%)	4.85	5.14	5.31	5.27		5.40
Portfolio turnover rate (%)	97	77	64	77		71

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

40	|	DWS High Income Fund

DWS High Income Fund — Class S
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$4.76	$4.67	$4.82	$4.70		$4.46
Income (loss) from investment operations:

Net investment income[a]	.22	.24	.25	.24		.24
Net realized and unrealized gain (loss)	(.09)	.10	(.15)	.14		.23
Total from investment operations	.13	.34	.10	.38		.47
Less distributions from:
Net investment income	(.23)	(.25)	(.25)	(.26)		(.23)
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$4.66	$4.76	$4.67	$4.82		$4.70
Total Return (%)	2.91	7.27	2.26	8.22	[b]	10.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	25	22	42		27
Ratio of expenses before expense reductions (%)	.76	.76	.79	.80		.77
Ratio of expenses after expense reductions (%)	.76	.76	.79	.80		.77
Ratio of net investment income (%)	4.77	5.09	5.20	5.14		5.44
Portfolio turnover rate (%)	97	77	64	77		71

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	41

DWS High Income Fund — Institutional Class

	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$4.76	$4.67	$4.82	$4.70		$4.46
Income (loss) from investment operations:

Net investment income[a]	.22	.24	.25	.25		.25
Net realized and unrealized gain (loss)	(.09)	.10	(.14)	.14		.22
Total from investment operations	.13	.34	.11	.39		.47
Less distributions from:
Net investment income	(.23)	(.25)	(.26)	(.27)		(.23)
Redemption fees	—	—	—	.00	*	.00	*
Net asset value, end of period	$4.66	$4.76	$4.67	$4.82		$4.70
Total Return (%)	2.96	7.35	2.34	8.28		10.78

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	104	80	82		71
Ratio of expenses (%)	.71	.73	.72	.71		.71
Ratio of net investment income (%)	4.82	5.11	5.28	5.25		5.52
Portfolio turnover rate (%)	97	77	64	77		71

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

42	|	DWS High Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

DWS High Income Fund	|	43

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund’s Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar

44	|	DWS High Income Fund

securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management

DWS High Income Fund	|	45

Americas, Inc. receives a management/administration fee (0.06%

annualized effective rate as of September 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2020, the Fund had securities on loan, all of which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

46	|	DWS High Income Fund

At September 30, 2020 the Fund had a net tax basis capital loss carryforward of approximately $68,308,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses $(12,916,000) and long-term losses $(55,392,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2020, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$784,895
Capital loss carryforwards	$(68,308,000)
Net unrealized appreciation (depreciation) on investments	$18,421,926

At September 30, 2020, the aggregate cost of investments for federal income tax purposes was $796,763,310. The net unrealized appreciation for all investments based on tax cost was $18,421,926. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $29,056,757 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $10,634,831.

DWS High Income Fund	|	47

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2020	2019
Distributions from ordinary income*	$36,375,091	$41,049,993

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the

48	|	DWS High Income Fund

Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2020, is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2020, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $14,466,000 to $30,228,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $1,519,000.

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$1,172

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (b)	$(185,946)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(b)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (c)	$(1,594,210)

The above derivative is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (d)	$(252,730)

The above derivative is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

DWS High Income Fund	|	49

As of September 30, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$1,172	$(1,172)	$—	$—

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$185,946	$(1,172)	$—	$184,774

C. Purchases and Sales of Securities

During the year ended September 30, 2020, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $729,014,599 and $707,594,923, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

50	|	DWS High Income Fund

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund’s average daily net assets.

For the period from October 1, 2019 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	1.02%
Class T	1.02%
Class C	1.77%
Class R	1.27%
Class R6	.77%
Class S	.77%
Institutional Class	.77%

For the year ended September 30, 2020, fees waived and/or expenses reimbursed for Class R were $1,081.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2020, the Administration Fee was $748,227, of which $63,487 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder

DWS High Income Fund	|	51

service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2020
Class A	$207,510	$37,248
Class T	20	3
Class C	3,457	574
Class R	83	9
Class R6	58	11
Class S	6,029	1,113
Institutional Class	2,817	166
	$219,974	$39,124

In addition, for the year ended September 30, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$357,089
Class C	17,300
Class R	3,661
Class S	23,231
Institutional Class	95,311
$496,592

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and Class R shares. For the year ended September 30, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2020
Class C	$139,947	$10,253
Class R	4,611	548
	$144,558	$10,801

52	|	DWS High Income Fund

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2020	Annual Rate
Class A	$1,408,076	$245,439	.23%
Class T	17	9	.15%
Class C	46,479	7,307	.25%
Class R	4,609	1,090	.25%
	$1,459,181	$253,845

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2020, aggregated $19,469.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2020, the CDSC for Class C shares aggregated $778. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2020, DDI received $3,074 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $19,220, of which $8,845 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government

DWS High Income Fund	|	53

Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,341.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR

54	|	DWS High Income Fund

exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2020.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	9,177,676	$42,010,868	5,783,097	$26,911,386
Class C	528,342	2,408,863	274,629	1,274,230
Class R	356,683	1,570,333	151,660	709,651
Class R6	17,781	83,730	10,936	49,851
Class S	5,965,018	27,309,389	2,682,711	12,340,887
Institutional Class	51,177,724	230,582,341	10,488,113	48,339,238
		$303,965,524		$89,625,243

Shares issued to shareholders in reinvestment of distributions
Class A	5,606,455	$25,608,279	6,479,334	$29,992,022
Class T	115	527	118	546
Class C	150,720	689,710	222,907	1,031,145
Class R	17,856	81,498	10,705	49,582
Class R6	1,077	4,923	908	4,232
Class S	218,032	1,000,563	242,624	1,125,891
Institutional Class	1,255,107	5,759,408	1,077,503	5,006,972
		$33,144,908		$37,210,390

Shares redeemed
Class A	(24,406,287)	$(111,905,034)	(24,558,614)	$(113,443,158)
Class C	(1,660,670)	(7,669,575)	(2,432,067)	(11,281,968)
Class R	(135,130)	(634,446)	(44,161)	(203,886)
Class R6	(7,843)	(32,702)	(406)	(1,880)
Class S	(4,649,400)	(21,260,738)	(2,287,455)	(10,601,587)
Institutional Class	(41,424,997)	(185,346,503)	(6,655,901)	(31,017,587)
		$(326,848,998)		$(166,550,066)

DWS High Income Fund	|	55

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(9,622,156)	$(44,285,887)	(12,296,183)	$(56,539,750)
Class T	115	527	118	546
Class C	(981,608)	(4,571,002)	(1,934,531)	(8,976,593)
Class R	239,409	1,017,385	118,204	555,347
Class R6	11,015	55,951	11,438	52,203
Class S	1,533,650	7,049,214	637,880	2,865,191
Institutional Class	11,007,834	50,995,246	4,909,715	22,328,623
		$10,261,434		$(39,714,433)

H. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

56	|	DWS High Income Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust”), including the investment portfolio, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

DWS High Income Fund	|	57

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 23, 2020

58	|	DWS High Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS High Income Fund	|	59

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,138.90	$1,138.60	$1,134.20	$1,137.10	$1,143.00	$1,139.70	$1,140.00
Expenses Paid per $1,000*	$5.08	$5.13	$9.18	$6.79	$3.70	$3.96	$3.75

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,020.25	$1,020.20	$1,016.40	$1,018.65	$1,021.55	$1,021.30	$1,021.50
Expenses Paid per $1,000*	$4.80	$4.85	$8.67	$6.41	$3.49	$3.74	$3.54

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS High Income Fund	.95%	.96%	1.72%	1.27%	.69%	.74%	.70%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

60	|	DWS High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing

DWS High Income Fund	|	61

expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and underperformed its benchmark in the three- and five-year periods ended December 31, 2019.

62	|	DWS High Income Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund.

DWS High Income Fund	|	63

The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing

64	|	DWS High Income Fund

investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS High Income Fund	|	65

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

66	|	DWS High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS High Income Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

68	|	DWS High Income Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present

Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc.(2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020)

Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)

John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

DWS High Income Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	|	DWS High Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS High Income Fund	|	71

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYTX	KHYCX	KHYSX	KHYIX
CUSIP Number	25155T 668	25155T 312	25155T 643	25155T 106	25155T 635
Fund Number	008	1708	308	2308	513

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access(800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	KHYRX		KHYQX
CUSIP Number	25155T 205		25155T 460
Fund Number	1568		1600

72	|	DWS High Income Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DHIF-2

(R-025362-10 11/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS High Income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$88,496	$0	$8,565	$0
2019	$88,496	$0	$8,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$8,755	$740,482	$0	$749,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/27/2020